ESCROW AGREEMENT

AMONG

     MONTREAL TRUST COMPANY OF CANADA
     4th Floor - 510 Burrard Street
      Vancouver, B.C. V6C 3B9

     (The "Escrow Agent");

AND

     CONSOLIDATED MCKINNEY RESOURCES INC
     #5 - 246 Lawrence Avenue
     Kelowna, B.C. V1Y 6l3

     (the "Issuer");

AND:

     EACH SHAREHOLDER as defined in this Agreement

     (Collectively, the "Parties").

WHEREAS the Shareholder has acquired or is about to acquire shares of the Issuer;

AND WHEREAS the Escrow Agent has agreed to act as escrow agent in respect of the shares upon the acquisition of the shares by the shareholder;

AND WHEREAS the shareholders of the Company approved a share consolidation of the shares of the Company on a five to one basis at the Annual General Meeting of the Company held on December 9, 1994.

NOW THEREFORE in consideration of the covenants contained in this agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree as follows:

1.  INTERPRETATION

In this agreement:

(a) "Acknowledgment" means the acknowledgment and agreement to be bound in the form attached as Schedule A to this agreement;

(b) "Act" means the Securities Act, S.B.C. 1985, c.83

(c) "Exchange" means the Vancouver Stock Exchange;

(d) "IPO" means the initial public offering of common shares of the Issuer under a prospectus which has been filed with, and for which a receipt has been obtained from the Superintendent under section 42 of the Act;

(e) "Local Policy Statement 3-07" means the Local Policy Statement 3-07 in effect as of the date of reference of this agreement and attached as Schedule B to this agreement;

(f) "Shareholder" means a holder of shares of the Issuer who executes this agreement or an Acknowledgment;

(g) Shares" means the post-consolidation shares of the Shareholder described in Schedule C to this agreement, as amended from time to time in accordance with section 9;

(i) "Superintendent or the Exchange" means the Superintendent, if the shares of the Issuer are not listed on the Exchange, or the Exchange, if the shares of the Issuer are listed on the Exchange.

2.  PLACEMENT OF SHARES IN ESCROW

The Shareholder places the Shares in escrow with the Escrow Agent and shall deliver the certificates representing the Shares to the Escrow Agent as soon as practicable.

3.  VOTING OF SHARES IN ESCROW

Except as provided by section 4(a), the Shareholder may exercise all voting rights attached to the Shares.

4.  WAIVER OF SHAREHOLDER'S RIGHTS

The Shareholder waives the rights attached to the Shares.

(a)     to vote the Shares on a resolution to cancel any of the Shares,

(b)     to receive dividends, and

(c) to participate in the assets and property of the Issuer on a winding up or dissolution of the Issuer.

5.  ABSTENTION FROM VOTING AS A DIRECTOR

A Shareholder that is or becomes a director of the Issuer shall abstain from voting on a directors' resolution to cancel any of the Shares.

6.  TRANSFER WITHIN ESCROW

(1) The Shareholder shall not transfer any of the Shares except in accordance with Local Policy Statement 3-07 and with the consent of the Superintendent of the Exchange.

(2) The Escrow Agent shall not effect a transfer of the Shares within escrow unless the Escrow Agent has received

     (a) a copy of an Acknowledgment executed by the person to whom the Shares are to be transferred, and

     (b) a letter from the Superintendent or the Exchange consenting to the transfer.

(3) Upon the death or bankruptcy of a Shareholder, the Escrow Agent shall hold the Shares subject to this agreement for the person that is legally entitled to become the registered owner of the Shares.

(4)     In the event that a Shareholder
     (a) ceases to be a principal of the Issuer, as that term is defined in Local Policy Statement 3-07, the directors of the Issuer have the express right to decide whether the Shareholder may retain or must transfer or surrender any Shares, subject to the terms and conditions of Local Policy Statement 3-07; or

     (b) dies or becomes bankrupt, the directors of the Issuer have the express right to decide whether the Estate or Receiver of the Shareholder or any person that is legally entitled to become the registered owner of the Shares may retain or must transfer or surrender any Shares, subject to the terms and conditions of Local Policy Statement 3-07.

7.  RELEASE FROM ESCROW

(1) The Shareholder irrevocably directs the Escrow Agent to retain the Shares until the Shares are released from escrow pursuant to subsection (2) or surrendered for cancellation pursuant to section 8.

(2) The Shares will be released from escrow on the basis of cash flow from operations as derived from the audited financial statements of the Company and any subsidiary. "Cash Flow" means net income or loss before tax, adjusted to add back the following expenses:

     (a)     depreciation

     (b) amortization of goodwill and deferred research and development costs, excluding general and administrative costs;

     (c) expensed research and development costs, excluding general and administrative costs;

     (d)     any other amounts permitted or required by the Superintendent.

Cumulative cash flow means at any time the aggregate cash flow of an issuer up to that time from a date no earlier than the issuer's financial year end immediately preceding the date of its initial public offering, net of any negative cash flow. The number of shares released from escrow in that year will be that number of shares computed by taking the cumulative cash flow not previously applied toward a release and dividing the same by $0.31. The Escrow Agent shall not release the Shares from escrow unless the Escrow Agent has received a letter from the Superintendent or the Exchange consenting to the release.

(3) The approval of the Superintendent or the Exchange to a release from escrow of any of the Shares shall terminate this agreement only in respect of the Shares so released.

8.  SURRENDER FOR CANCELLATION

The Shareholder shall surrender the Shares for cancellation and the Escrow Agent shall deliver the certificates representing the Shares to the Issuer:

     (a) at the time of a major reorganization of the Issuer, if required as a condition of the consent to the reorganization by the Superintendent or the Exchange,

     (b) where the Issuer's shares have been subject to a cease trade order issued under the Act for a period of 2 consecutive years,

     (c) 5 years from the date the Exchange has accepted this Agreement for filing.

     (d)     where required by section 6(4).

9.  AMENDMENT OF AGREEMENT

(1) Subject to subsection (2) this agreement may be amended only by a written agreement among the Parties and with the written consent of the Superintendent or the Exchange.

(2)     Schedule C to this agreement shall be amended upon

     (a)     a transfer of Shares pursuant to section 6,

     (b)     a release of Shares from escrow pursuant to section 7, or

     (c)     a surrender of Shares for cancellation pursuant to section 8,

and the Escrow Agent shall note the amendment on the Schedule C in its possession.

10.  INDEMNIFICATION OF ESCROW AGENT

The Issuer and the Shareholders, jointly and severally, release, indemnify and save harmless the Escrow Agent from all costs, charges, claims, demands, damages, losses and expenses resulting from the Escrow Agent's compliance in good faith with this agreement.

11.  RESIGNATION OF ESCROW AGENT

(1) If the Escrow Agent wishes to resign as escrow agent in respect of the Shares, the Escrow Agent shall give notice to the Issuer.

(2) If the Issuer wishes the Escrow Agent to resign as escrow agent in respect of the Shares, the Issuer shall give notice to the Escrow Agent.

(3) A notice referred to in subsection (1) or (2) shall be in writing and delivered to

     (a)     the Issuer at #5-246 Lawrence Avenue, Kelowna, B.C. V1Y 6L3, or

     (b) the Escrow Agent at 4th Floor - 510 Burrard Street, Vancouver, B.C. V6C 3B9

     and the notice shall be deemed to have been received on the date of delivery. The Issuer or the Escrow Agent may change its address for notice by giving notice to the other party in accordance with this subsection.

(4) A copy of a notice referred to in subsection (1) or (2) shall concurrently be delivered to the Superintendent or the Exchange.

(5) The resignation of the Escrow Agent shall be effective and the Escrow Agent shall cease to be bound by this agreement on the date that is 180 days after the date of receipt of the notice referred to in subsection (1) or (2) or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation date").

(6) The Issuer shall, before the resignation date and with the written consent of the Superintendent or the Exchange, appoint another escrow agent and that appointment shall be binding on the Issuer and the Shareholders.

12.  FURTHER ASSURANCES

The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this agreement.

13.  TIME

Time is of the essence of this agreement.

14.  GOVERNING LAWS

This agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

15.  COUNTERPARTS

This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

16.  LANGUAGE

Wherever a singular expression is used in this agreement, that expression is deemed to include the plural or the body corporate where required by the context.

17.  INUREMENT

This Agreement enures to the benefit of and is binding on the Parties and their heirs, executors, administrators, successors and permitted assigns.

The Parties have executed and delivered this agreement as of the date of reference of this agreement.

The Common Seal of MONTREAL
TRUST COMPANY OF CANADA
was affixed in the presence of:


/s/
--------------------


/s/
------------------------

The Common Seal of CONSOLIDATED
MCKINNEY RESOURCES INC
was affixed in the presence of:


/s/
-------------------------------


/s/
-------------------------------


Signed, sealed and delivered by
MIKE SINTICHAKIS in the
presence of:

/s/ Debbie L. Kent
-----------------------
Name

325 - 3535 McCulloch Rd               /S/ Mike Sintichakis
------------------------          --------------------------
Address                         MIKE SINTICHAKIS

Kelowna, B.C. V1W 4R8
Accounting Clerk
----------------------
Occupation

                       SCHEDULE A TO ESCROW AGREEMENT

                  ACKNOWLEDGMENT AND AGREEMENT TO BE BOUND

TO:  Vancouver Stock Exchange
     4th Floor - 609 Granville Street
     Vancouver, B.C.
     V7Y 1H1

I acknowledge that:

(a) I have entered into an agreement with _______________ under which ______________ shares of Consolidated McKinney Resources Inc. (The "Shares") will be transferred to me upon receipt of regulatory approval, and

(b) the Shares are held in escrow subject to an escrow agreement dated for reference __________, 19___ (the "Escrow Agreement"), a copy of which is attached as Schedule A to this Acknowledgment.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at __________________ on ________________, 19 ____.

Signed, sealed and delivered by

_____________________ in the
presence of:


____________________
Name


______________________                    ____________________
Address


______________________


______________________
Occupation

                        SCHEDULE C TO ESCROW AGREEMENT

NAME OF SHAREHOLDER                    NUMBER OF SHARES HELD IN ESCROW

Mike Sintichakis                         354,000